SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
Subsequent Events

NOTE 13 – SUBSEQUENT EVENTS

a)	Issuance of Shares Pursuant to the Conversion of a Promissory Note.

Subsequent to December 31, 2021, the Company issued 24,043,715 common shares pursuant to the conversion of a Convertible Promissory Note during the 2021 fiscal year. (Note 7(b)(iii))

b)	Issuance of Convertible Promissory Notes

Subsequent to the end of the 2021 fiscal year, the Company issued convertible promissory notes in the amount of US$77,500 (CAD$98,250) and received net proceeds of US$70,000 (CAD$88,740). The notes are unsecured, bear interest at between 12% per annum from the date of issuance and mature one year after the date of issuance. Any amount of interest or principal that is not paid on the maturity date bears interest at 22% per annum from the maturity date to the date of payment. Any amount of principal and/or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common shares of the Company at a price equal to 61% of the Market Price. The “Market Price” means the lowest closing bid price for the Company’s stock as reported on the OTC during the fifteen trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

c)	Issuance of Promissory Note

On February 1, 2022, the Company issued a promissory note in the amount of $10,000. The note matures on July 1, 2022, and is non-interest-bearing until maturity, whereafter it bears interest at 3% per annum.

d)	Conversion of Convertible Promissory Notes

Subsequent to December 31, 2021, promissory notes with face values totaling US$161,250 (CAD$204,470) were converted into common shares of the Company. The Company issued 149,440,803 shares pursuant to these conversions.